Exhibit 99.1

NOTICE OF GUARANTEED DELIVERY

TECK RESOURCES LIMITED

OFFER TO EXCHANGE

$1,315,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 9.75% SENIOR SECURED NOTES

DUE 2014 (CUSIP NUMBER 878742AJ4),

$1,060,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 10.25% SENIOR SECURED NOTES DUE 2016 (CUSIP NUMBER 878742AM7),

$1,850,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 10.75% SENIOR SECURED NOTES DUE 2019 (CUSIP NUMBER 878742AQ8),

WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

FOR THE SAME AGGREGATE PRINCIPAL AMOUNTS OF ITS

9.75% SENIOR SECURED NOTES DUE 2014 (CUSIP NUMBERS 878742AG0/C87392AA1),

10.25% SENIOR SECURED NOTES DUE 2016 (CUSIP NUMBERS 878742AK1/C87392AB9),

10.75% SENIOR SECURED NOTES DUE 2019 (CUSIP NUMBERS 878742AN5/C87392AC7)

This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Teck Resources Limited (the “Company”) made pursuant to the prospectus dated [                    ], 2009 (the “Prospectus”), if certificates for the outstanding $1,315,000,000 aggregate principal amount of its 9.75% Senior Secured Notes due 2014 (CUSIP Numbers 878742AG0/C87392AA1), $1,060,000,000 aggregate principal amount of its 10.25% Senior Secured Notes due 2016 (CUSIP Numbers 878742AK1/C87392AB9) and $1,850,000,000 aggregate principal amount of its 10.75% Senior Secured Notes due 2019 (CUSIP Numbers 878742AN5/C87392AC7) (collectively, the “Initial Notes”) are not immediately available. A book-entry confirmation must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

THE BANK OF NEW YORK MELLON

Exchange Agent

The Bank of New York Mellon Reorganization Unit 101 Barclay Street – 7 East New York, NY 10286 Attention: [ ]	By Facsimile: (for Eligible Institutions only) (212) 298-1915 Attention: [ ] Confirm by Telephone: (212) [ ]

Ladies and Gentlemen:

Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in “The exchange offer—Procedures for tendering initial notes—Guaranteed delivery procedure” section of the Prospectus.

Principal Amount of Initial Notes

Tendered1

$

If Initial Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number

Account number

ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

PLEASE SIGN HERE

X

X
Signature(s) of Owner(s) or Authorized Signatory	Date

Area Code and Telephone Number:

Must be signed by the holder(s) of Initial Notes as their name(s) appear(s) on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

[1]	Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):

Capacity:

Address(es):

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GUARANTEE

The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Initial Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent’s account at The Depository Trust Company pursuant to the procedures set forth in “The exchange offer—Procedures for tendering initial notes” section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

Name of Firm	Authorized Signature

Address	Title

Name:
Zip Code	(Please Type or Print)

Area Code and Tel. No.	Dated:

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